UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2023

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2023 annual meeting of stockholders on June 14, 2023. The results of the matters submitted to a vote of the Company stockholders at the meeting are set forth below.

Proposal 1 - Election of Directors. Stockholders elected two Class A members to the Company’s Board of Directors, each for a three year term expiring in 2026 as follows:

Member	For	Against	Abstentions	Broker Non-Votes
Yogesh K. Gupta	38,845,090	654,512	25,603	11,168,231
Rupal S. Hollenbeck	38,469,795	1,029,623	25,787	11,168,231

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation. Stockholders approved on an advisory basis the 2022 compensation of the Company’s named executive officers as follows:

Votes Cast For	36,165,954
Votes Cast Against	1,948,205
Abstentions	1,411,046
Broker Non-Votes	11,168,231

Proposal 3 - Advisory Vote on the Frequency of Holding Future Advisory Votes to Approve Named Executive Officer Compensation. The stockholders approved on an advisory basis to hold future advisory votes regarding the compensation of the Company’s named executive officers on an annual basis. The Company has determined, consistent with the stockholder vote, to hold future advisory votes regarding the compensation of the Company’s named executive officers on an annual basis until the next vote on the frequency of such advisory votes occurs.

Frequency of Advisory Vote on Named Executive Officer Compensation	1 Year	2 Years	3 Years	Abstentions
Votes Cast For	38,476,065	3,908	1,020,265	24,967

Proposal 4 - Vote to Approve the Amendment and Restatement of the Blackbaud, Inc. 2016 Equity and Incentive Compensation Plan. Stockholders approved the amendment and restatement of the Blackbaud, Inc. 2016 Equity and Incentive Compensation Plan as follows:

Votes Cast For	36,356,174
Votes Cast Against	1,771,837
Abstentions	1,397,194
Broker Non-Votes	11,168,231

Proposal 5 - Ratification of Appointment of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 as follows:

Votes Cast For	50,668,174
Votes Cast Against	13,518
Abstentions	11,744
Broker Non-Votes	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	June 15, 2023	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)